Dreyfus
Municipal Income, Inc.

ANNUAL REPORT
September 30, 2001






                        DREYFUS MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY
                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Additional Information

                            27   Important Tax Information

                            28   Proxy Results

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Income, Inc. covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

For the 12-month period ended September 30, 2001, the fund achieved a 16.41% total return.(1) During the same period, the fund provided income dividends of $0.528 per share, which is equal to a distribution rate of 6.06%.(2)

We attribute the fund's good performance to a favorable environment for municipal bonds. Tax-exempt bonds provided strong returns because of falling short-term interest rates and high levels of demand from investors fleeing a declining stock market. However, the fund was adversely affected near the end of the period by the tragic events of September 11.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio primarily of municipal bonds. In so doing, we strive to identify bonds that we believe can help the fund in seeking high current income.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of what we believe can potentially be higher yielding securities. Conversely, if
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain then current yields for as long as we think practical.

When bonds held by the fund mature or are redeemed by their issuers, we generally attempt to replace them with newly issued comparable securities. We also may look to upgrade the portfolio investments, when we deem appropriate, with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund's performance. When the reporting period began, the U.S. economy had already begun showing signs of weakening. Capital spending by businesses fell dramatically, and consumer confidence was compromised by a falling stock market. In this environment, the Federal Reserve Board (the "Fed") attempted to reverse the trend in early January 2001, when it implemented the first of the reporting period' s eight short-term interest-rate reductions. All told, the Fed reduced short-term interest rates by a total of 3.50 percentage points to 3.00% during the first nine months of 2001.

At the same time that short-term bond yields fell, long-term bond yields rose, reflecting investors' concerns about a potential re-emergence of inflationary pressures over time. This widening of the yield differences among short-term and long-term municipal bonds created a phenomenon known as a STEEPENING YIELD CURVE. The combination of lower short-term interest rates and a steepening yield curve caused prices of the fund's longer term municipal bond holdings to rise substantially, producing attractive levels of capital appreciation.

In addition, the municipal bond market was positively influenced when demand for higher quality, tax-exempt securities surged from investors fleeing a declining stock market, more than offsetting a relative modest increase in supply compared to the previous year. This also supported municipal bond prices.


What is the fund's current strategy?

We intend to continue to manage the fund with an eye toward upgrading the fund when we deem practicable and protecting its income stream from reinvestment risk in today's low interest-rate environment. This includes seeking income-oriented securities that feature adequate levels of liquidity, sound economic fundamentals and protection from early redemption. We recently found some such opportunities in single-A rated bonds issued by hospitals, which we believed were selling at attractive prices. After energy prices had declined and California's energy crisis had abated, we also invested in what we believed were beaten down bonds from utilities outside of California.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2001 (Unaudited)


  Market Price per share September 30, 2001            $ 8.71

  Shares Outstanding September 30, 2001             20,382,927

  American Stock Exchange Ticker Symbol                   DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)




                                                       Fiscal Year Ended September 30, 2001
--------------------------------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                             ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2000            MARCH 31, 2001            JUNE 30, 2001            SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

   High                         $8.19                     $ 9.00                   $8.80                        $9.15

   Low                           7.31                       8.31                    8.46                         8.28

   Close                         8.00                       8.86                    8.77                         8.71

PERCENTAGE GAIN based on change in Market Price*

   October 24, 1988 (commencement of operations)
     through September 30, 2001                                                                               112.47%

   October 1, 1991 through September 30, 2001                                                                   73.05

   October 1, 1996 through September 30, 2001                                                                   25.31

   October 1, 2000 through September 30, 2001                                                                   17.55

   January 1, 2001 through September 30, 2001                                                                   13.82

   April 1, 2001 through September 30, 2001                                                                      1.27

   July 1, 2001 through September 30, 2001                                                                        .79

NET ASSET VALUE PER SHARE

  October 24, 1988 (commencement of operations)         $ 9.26

  September 30, 2000                                      8.82

  December 31, 2000                                       9.18

  March 31, 2001                                          9.37

  June 30, 2001                                           9.39

  September 30, 2001                                      9.66

PERCENTAGE GAIN based on change in Net Asset Value*

   October 24, 1988 (commencement of operations)
     through September 30, 2001                                                                               154.48%

   October 1, 1991 through September 30, 2001                                                                   95.25

   October 1, 1996 through September 30, 2001                                                                   38.44

   October 1, 2000 through September 30, 2001                                                                   16.41

   January 1, 2001 through September 30, 2001                                                                   10.01

   April 1, 2001 through September 30, 2001                                                                      6.20

   July 1, 2001 through September 30, 2001                                                                       4.40

*  WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.2%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project)
   6.50%, 9/1/2025                                                                            2,500,000                2,576,450

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000                7,877,250

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000                4,920,023

ALASKA--3.3%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000                7,288,890

Valdez, Marine Terminal Revenue

   (British Petroleum Pipeline Inc. Project)
   5.50%, 10/1/2028                                                                           2,375,000                2,390,153

CALIFORNIA--5.8%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000                5,359,000

   MFHR (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         3,750,000                3,887,887

California Health Facilities Financing Authority,
   Revenue (Sutter Health)

   6.25%, 8/15/2035                                                                           2,500,000                2,681,675

California Statewide Communties Development
   Authority, COP (Catholic Healthcare West)
   6.50%, 7/1/2020                                                                            5,000,000                5,280,350

COLORADO--2.7%

Colorado Springs, HR 6.375%, 12/15/2030                                                       5,725,000                6,077,431

City and County of Denver, Airport Revenue

  (Special Facilities-United Airlines Inc. Project)

   6.875%, 10/1/2032                                                                          2,480,000                2,060,186

DISTRICT OF COLUMBIA--2.6%

District of Columbia, Revenue
  (Catholic University of America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000                2,167,048

District of Columbia Tobacco Settlement
   Financing Corp., Tobacco Settlement
   Asset-Backed Bonds 6.75%, 5/15/2040                                                        5,000,000                5,525,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--2.8%

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System)
   6%, 10/1/2026                                                                              1,500,000                1,564,200

Pinellas County Housing Finance Authority,

  SFMR (Multi-County Program)

   6.70%, 2/1/2028                                                                            3,990,000                4,203,026

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                2,500,000                2,541,525

GEORGIA--2.2%

Private Colleges and Universities Facilities Authority,
  Revenue (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     5,895,000  (a)           6,598,038

ILLINOIS--7.6%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,401,400

Chicago-O'Hare International Airport, Special Facility
   Revenue (American Airlines Inc. Project)
   8.20%, 12/1/2024                                                                           1,000,000                  977,940

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities

    Acquisition Program):

         8.75%, 3/1/2010                                                                        105,000                  105,996

         5.50%, 7/1/2012                                                                      1,405,000                1,383,377

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                          5,800,000                6,120,914

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                7,317,030

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,172,000

INDIANA--1.0%

Franklin Township School Building Corp.

  (Marion County) First Mortgage

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  2,500,000  (a)           2,935,025

KENTUCKY--1.3%

Perry County, SWDR (TJ International Project)
   7%, 6/1/2024                                                                               3,500,000                3,723,370

MARYLAND--2.7%

Maryland Health and Higher Educational Facilities
  Authority, Revenue (The John Hopkins University Issue)

   6%, 7/1/2039 (Prerefunded 7/1/2009)                                                        7,000,000  (a)           8,050,140



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--2.0%

Massachusetts Industrial Finance Agency, Revenue

   (Water Treatment-American Hingham)
   6.95%, 12/1/2035                                                                           5,640,000                5,885,904

MICHIGAN--5.5%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,220,064

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           9,278,706

Michigan Strategic Fund, SWDR

  (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            5,000,000                4,942,000

MINNESOTA--.9%

Minnesota Agricultural and Economic Development

  Board, Health Care System Revenue

   (Fairview Health Services) 6.375%, 11/15/2029                                              2,500,000                2,657,000

MISSISSIPPI--2.0%

Mississippi Business Finance Corp., PCR

   (System Energy Resource Inc. Project)
   5.875%, 4/1/2022                                                                           6,000,000               - 5,919,120

MISSOURI--3.2%

Health and Educational Facilities
  Authoriity of the State of Missouri,

  Health Facilities Revenue
  (Saint Anthony's Medical Center)

   6.25%, 12/1/2030                                                                           2,500,000                2,641,400

The Industrial Development Authority of the
   City of Saint Louis, Senior Lien Revenue

   (Saint Louis Convention Center
      Headquarters Hotel Project):

         7.20%, 12/15/2028                                                                    1,500,000                1,605,945

         7.25%, 12/15/2035                                                                    3,000,000                3,211,350

Missouri Housing Development Commission,
   Mortgage Revenue
   (Single Family- Homeownersip Loan)
   6.30%, 9/1/2025                                                                            1,945,000                2,048,357

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--5.6%

Clark County, IDR:

   (Nevada Power Co. Project) 5.90%, 10/1/2030                                                4,000,000                3,777,880

   (Southwest Gas Corp.):

      7.50%, 9/1/2032                                                                         3,000,000                3,096,780

      6.50%, 12/1/2033                                                                        5,300,000                5,344,520

      6.10%, 12/1/2038 (Insured; AMBAC)                                                       4,000,000                4,311,800

NEW HAMPSHIRE--1.7%

New Hampshire Industrial Development Authority, PCR

   (Public Service Co. Project) 7.65%, 5/1/2021                                               5,000,000                5,108,100

NEW MEXICO--1.0%

Farmington, PCR (Public Service Co. San Juan)

   6.30%, 12/1/2016                                                                           3,000,000                3,065,550

NEW YORK--1.0%

New York City 8.25%, 11/15/2010
   (Prerefunded 11/15/2001)                                                                   3,000,000  (a)           3,068,820

NORTH CAROLINA--.9%

North Carolina Housing Finance Agency
  (Home Ownership)

   6.25%, 1/1/2029                                                                            2,500,000                2,624,900

NORTH DAKOTA--.1%

North Dakota Housing Finance Agency, SFMR
   8.30%, 1/1/2012                                                                              294,400                  297,647

OHIO--2.1%

Cuyahoga County, Hospital Improvement Revenue

   (The Metrohealth System Project)
   6.125%, 2/15/2024                                                                          5,000,000                5,178,100

Ohio Housing Finance Agency,
   Residential Mortgage Revenue

   5.75%, 9/1/2030                                                                            1,000,000                1,025,670

OKLAHOMA--.9%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,677,100

PENNSYLVANIA--1.2%

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating Project)
   6.60%, 1/1/2019                                                                            3,500,000                3,536,960

SOUTH CAROLINA--5.2%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               2,500,000                2,645,350


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (CONTINUED)

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  880,334

   5.25%, 1/1/2021                                                                            3,000,000                2,767,350

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Asset--Backed Bonds:

      6.375%, 5/15/2028                                                                       2,900,000                3,100,767

      6.375%, 5/15/2030                                                                       5,500,000                6,108,355

TEXAS--8.1%

Alliance Airport Authority Inc., Special Facilities Revenue

   (American Airlines Inc. Project) 7.50%, 12/1/2029                                          2,375,000                2,224,900

Austin Convention Enterprises Inc., Convention Center

  Hotel First Tier Revenue

   6.70%, 1/1/2032                                                                            2,000,000                2,067,960

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue

   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,500,000                1,999,575

Gregg County Health Facilities Development Corp., HR

  (Good Shepherd Medical Center Project)

   6.375%, 10/1/2025                                                                          2,500,000                2,708,925

Harris County Health Facilities Development Corp., HR

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             3,565,000                3,777,046

Port of Corpus Christi Authority, Nueces County,

   General Revenue (Union Pacific) 5.65%, 12/1/2022                                           4,000,000                3,912,720

Texas, Veterans Housing Assistance Program

   6.10%, 6/1/2031                                                                            7,000,000                7,392,210

UTAH--2.1%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           3,345,000                3,473,615

   Zero Coupon, 8/15/2024                                                                     1,080,000                  276,523

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               2,485,000                2,596,701

VERMONT--1.1%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            3,000,000                3,175,860

WASHINGTON--2.5%

Public Utility District Number 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          2,000,000                2,116,340

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,270,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--4.3%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,179,650

   5.80%, 6/1/2027                                                                            7,450,000                7,551,320

WISCONSIN--3.2%

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                                5,750,000                5,405,518

Wisconsin Housing and Economic Development Authority,

   Home Ownership Revenue 5.75%, 9/1/2028                                                     4,000,000                4,071,040

WYOMING--1.0%

Sweetwater County, SWDR (FMC Corp. Project)

   7%, 6/1/2024                                                                               3,000,000                3,106,800

U.S. RELATED--4.4%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      7.84%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (b,c)         3,952,720

      7.84%, 7/1/2038                                                                         5,000,000  (b,c)         4,940,900

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certficates

   7.785%, 7/1/2015                                                                           4,000,000  (b,c)         4,300,480

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $273,308,531)                                                                                               288,712,856
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA;

Stevenson Industrial Development Board,

  Environmental Improvement Revenue

  VRDN (Mead Corp. Project)
  2.80% (LOC; Toronto--Dominion Bank)

      (cost $3,000,000)                                                                       3,000,000  (d)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $276,308,531)                                                             98.2%              291,712,856

CASH AND RECEIVABLES (NET)                                                                         1.8%                5,238,734

NET ASSETS                                                                                       100.0%              296,951,590


Summary of Abbreviations

AMBAC                American Municipal Bond
                           Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                           Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

MBIA                 Municipal Bond Investors Assurance
                           Insurance Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

SFMR                 Single Family Mortgage Revenue

SWDR                 Solid Waste Disposal Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              25.9

AA                               Aa                              AA                                               15.3

A                                A                               A                                                28.6

BBB                              Baa                             BBB                                              24.0

BB                               Ba                              BB                                                2.2

F1                               MIG1/P1                         SP1/A1                                            1.0

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     3.0

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $13,194,100 OR 4.4% OF NET ASSETS.

(C)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT SEPTEMBER 30, 2001, THE FUND HAD $84,712,729 (28.5%) OF NET ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           276,308,531    291,712,856

Cash                                                                      6,896

Interest receivable                                                   5,573,099

Prepaid expenses                                                          7,461

                                                                    297,300,312
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           180,933

Dividend payable to Preferred Shareholders                               25,211

Commssions payable                                                       14,789

Accrued expenses                                                        127,789

                                                                        348,722
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      296,951,590
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A and B, par value $.001 per share
   (4,000 shares issued and outstanding at $25,000 per share
   liquidation preference)--Note 1                                 100,000,000

Common Stock, par value, $.001 per share
   (20,382,927 shares issued and outstanding)                           20,383

Paid-in capital                                                    188,610,337

Accumulated undistributed investment income--net                     1,098,157

Accumulated net realized gain (loss) on investments                 (8,181,612)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           15,404,325

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                       196,951,590
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     296,951,590
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)    20,382,927

NET ASSET VALUE, per share of Common Stock                              9.66

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,698,285

EXPENSES:

Management fee--Note 3(a)                                            2,023,927

Commission fees--Note 1                                                266,417

Professional fees                                                      143,427

Shareholders' reports                                                   51,337

Shareholder servicing costs--Note 3(b)                                  50,261

Registration fees                                                       29,000

Custodian fees--Note 3(b)                                               21,262

Directors' fees and expenses--Note 3(c)                                  9,445

Interest expense--Note 2                                                   214

Miscellaneous                                                           34,784

TOTAL EXPENSES                                                       2,630,074

INVESTMENT INCOME--NET                                              15,068,211
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,403,724)

Net unrealized appreciation (depreciation) on investments           17,581,781

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,178,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                31,246,268

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,068,211           15,074,014

Net realized gain (loss) on investments        (1,403,724)          (1,054,513)

Net unrealized appreciation (depreciation)
   on investments                              17,581,781             (662,672)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   31,246,268           13,356,829
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (10,762,186)         (10,762,185)

Preferred Stock                               (3,354,280)          (4,007,246)

TOTAL DIVIDENDS                              (14,116,466)         (14,769,431)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Offering cost to paid-in capital resulting
   from the issuance of Preferred Stock           30,000             (110,503)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                     30,000             (110,503)

TOTAL INCREASE (DECREASE) IN NET ASSETS       17,159,802           (1,523,105)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           279,791,788          281,314,893

END OF PERIOD                                 296,951,590          279,791,788

Undistributed investment income--net            1,098,157              146,412

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and, with respect to common stock, market price data for the fund's common shares.


                                                                                         Year Ended September 30,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.82           8.90           9.71           9.55          9.60

Investment Operations:

Investment income--net                                            .74            .74            .53            .55           .61

Net realized and unrealized
   gain (loss) on investments                                     .79           (.08)          (.73)           .21          (.02)

Total from Investment Operations                                 1.53            .66           (.20)           .76           .59

Distributions:

Dividends from investment income--net:
   Common Stock                                                  (.53)          (.53)          (.54)          (.60)         (.64)

   Preferred Stock                                               (.16)          (.20)          (.01)            --            --

Total Distributions                                              (.69)          (.73)          (.55)          (.60)         (.64)

Capital Stock transaction--net
   effect of Preferred Stock offering                             .00(a)        (.01)          (.06)            --            --

Net asset value, end of period                                   9.66           8.82           8.90           9.71          9.55

Market value, end of period                                      8.71           77_8           75_8         911_16         103_8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            17.55          10.71         (16.35)          (.69)        15.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable to Common Stock                         1.39(c,d)      1.48(c,d)       .85(c,d)       .82           .82

Ratio of net investment income to average
   net assets applicable to Common Stock                         7.97(c,d)      8.64(c,d)      5.72(c,d)      5.75          6.36

Portfolio Turnover Rate                                         15.27          22.47          35.55           8.84         10.67

Asset coverage of Preferred Stock,
   end of period                                                  297            280            281             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred stock,
   end of period ($ x 1,000)                                  196,952        179,792        181,315        197,505       193,578

Preferred Stock outstanding,
   end of period ($ x 1,000)                                  100,000        100,000        100,000          --            --

(A)  AMOUNT REPRESENTS LESS THAN $.01.

(B)  CALCULATED BASED ON MARKET VALUE.

(C)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(D)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
     INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .91% AND 5.21%,
     RESPECTIVELY, FOR THE YEAR ENDED SETEMBER 30, 2001, .94% AND 5.49%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND .84% AND 5.63%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DMF.

The fund issued 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (" APS" ), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Martin D. Fife and Whitney I. Gerard to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for the fiscal years beginning after December 15, 2000. One of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective October 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan

On September 28, 2001, the Board of Directors declared a cash dividend to Common Shareholders of $.044 per share from investment income-net, payable on October 26, 2001 to Common Shareholders of record as of the close of business on October 12, 2001.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. The dividend rates in effect at September 30, 2001 were as follows: Series A 2.30% and Series B 2.30%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes


The fund has an unused capital loss carryover of approximately $6,768,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $5,000,000 of the carryover expires in fiscal 2004, $1,148,000 expires in fiscal 2008, and $620,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2001.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2001, the fund was charged $50,261 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $21,262 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $43,888,972 and $43,054,642, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $15,404,325, consisting of $16,838,722 gross unrealized appreciation and $1,434,397 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
November 8, 2001

                                                             The Fund


ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.


The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions inc rred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common
                                                                        The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2001, there were: (i) no material changes in the fund's investment objectives or polices, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund,
(iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

PROXY RESULTS (Unaudited)

Holders of common stock and holders of Auction Preferred Stock ("APS") voted together as a single class (except as noted below) on a proposal presented the annual stockholders' meeting held on May 18, 2001. The description of the proposal and the number of shares voted are as follows:


                                                                                                           Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          For                 Authority Withheld
------------------------------------------------------------------------------------------------------------------------------------

To elect two Class II Directors: ((+))

   Arthur A. Hartman                                                                18,017,258                           321,229

   Whitney I. Gerard ((+)(+))                                                            3,996                                 0

((+))    THE TERMS OF THESE CLASS II DIRECTORS EXPIRE IN 2004.

((+)(+)) ELECTED SOLELY BY APS HOLDERS. COMMON STOCKHOLDERS WERE NOT
         ENTITLED TO VOTE.



OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife*

Whitney I. Gerard*

Arthur A. Hartman

George L. Perry

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Robert R. Mullery

Assistant Secretary

      Steven F. Newman

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank N.A. (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                  For More Information

                        Dreyfus Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2001 Dreyfus Service Corporation                                  424AR0901